                                                                                          Exhibit 10(m)(1)

ALLTEL CORPORATION

COMPREHENSIVE PLAN OF GROUP INSURANCE

Restated Effective January 1, 2006

TABLE OF CONTENTS

ARTICLE I.	NAME, EFFECTIVE DATE AND PURPOSE...............................................................................................................................................................................................	1
1.01	Purpose...	1

ARTICLE II.	DEFINITIONS...	1
2.01	Benefits...	1
2.02	Board...	1
2.03	Company...	1
2.04	Corporate Benefits Department...	2
2.05	Dependent...	2
2.06	Effective Date...	2
2.07	Eligible Employee...	2
2.08	Employee...	2
2.09	Employer...	2
2.10	Leased Employee...	2
2.11	Participant...	2
2.12	Plan...	2
2.13	Plan Administrator...	2
2.14	Plan Year...	3

ARTICLE III.	ELIGIBILITY...	3
3.01	Initial and Continuous Eligibility...	3

ARTICLE IV.	ENROLLMENT AND PARTICIPATION.....................................................................................................................................................................................................	3
4.01	Enrollment in the Plan...	3
4.02	Coverage Effective Date...	3
4.03	Termination of Coverage...	3

ARTICLE V.	BENEFITS...	3
5.01	Benefits...	3

ARTICLE VI.	HIPAA PRIVACY AND SECURITY...	3
6.01	Protected Health Information...	3
6.02	Provision of Protected Health Information to Employer........................................................................................................................................................................	4

ARTICLE VII.	ADMINISTRATION OF THE PLAN...	7
7.01	Administration...	7
7.02	General Rules...	7
7.03	Powers of the Plan Administrator...	7
7.04	Employer's Data Requirement...	8
7.05	Indemnification...	8
7.06	Examination of Records...	8

ARTICLE VIII.	SUBROGATION AND RIGHT OF REIMBURSEMENT............................................................................................................................................................................	8
8.01	General Rules...	8
8.02	Other Party...	9
8.03	Cooperation...	10
8.04	Notice...	10
8.05	Constructive Test...	10
8.06	First Lien and Priority Right...	10
8.07	Personal Liability...	10
8.08	Characterization Irrelevant...	11
8.09	Payment of Attorney Fees...	11

ARTICLE IX.	AMENDMENTS AND ACTION BY THE EMPLOYER.............................................................................................................................................................................	11
9.01	Amendments...	11
9.02	Action by Employer...	11

ARTICLE X.	PLAN TERMINATION...	11
10.01	Right to Terminate...	11
10.01	Plan Termination...	11

ARTICLE XI.	ADOPTION OF THE PLAN BY AN EMPLOYER OTHER THAN THE COMPANY............................................................................................................................	11
11.01	Applicability of Article...	11
11.02	Adoption Procedure...	11
11.03	Transfer of Employment...	12
11.04	Term of Service...	12
11.05	Responsibility Reserved to the Company...............................................................................................................................................................................................	12

ARTICLE XII.	MISCELLANEOUS...	12
12.01	Non-guarantee of Employment...	12
12.02	Filing of Information...	12
12.03	Misstatements...	13
12.04	Notices...	13
12.05	Waiver of Estoppel...	13
12.06	Worker's Compensation Not Affected.....................................................................................................................................................................................................	13
12.07	Agent for Service of Legal Process...	13
12.08	Gender...	13
12.09	Governing Law...	13
12.10	Reliance on Participant, Tables, Etc...	13
12.11	Effect of Mistake...	14
12.12	Headings...	14
12.13	Severability...	14

ALLTEL CORPORATION

COMPREHENSIVE PLAN OF GROUP INSURANCE

ARTICLE I.   NAME, EFFECTIVE DATE AND PURPOSE

1.01  Purpose.  Alltel Corporation established the Alltel Corporation Comprehensive Plan of Group Insurance (hereinafter called the "Plan"). This document amends and restates the Plan effective January 1, 2006, except as otherwise set forth herein. This Plan is applicable to the Eligible Employees and their Dependents as applicable, as defined herein, of Alltel Corporation and its affiliated companies who have adopted the Plan (hereinafter called the "Employer"). This Plan serves as the "umbrella" plan for the following constituent plans:

(a)	Alltel Corporation Exclusive Provider Option Plan;
(b)	Alltel Health Maintenance Organizations Plan;
(c)	Alltel Corporation Preferred Provider Organization Plan;
(d)	Alltel Corporation Prescription Drug Plan;
(e)	Alltel Corporation Dental Care Plan;
(f)	Alltel Corporation Supplemental Life Insurance Plan;
(g)	Alltel Corporation Supplemental AD&D Plan;
(h)	Alltel Corporation Basic Life and AD&D Insurance Plan;
(i)	Alltel Corporation Income Advantage Benefit Plan;
(j)	Alltel Corporation Dependent Care Plan;
(k)	Alltel Corporation Medical Reimbursement Plan;
(l)	Alltel Corporation Vision Care Plan;
(m)	Alltel Corporation Group Accident Plan;
(n)	Special Insurance Plan for Former Allied Telephone Profit Sharing Participants;
(o)	Alltel Indemnity Plan;
(p)	Alltel Prior Insurance Plan; and
(q)	Any other plans included as a constituent plan to the Comprehensive Plan of Group Insurance from time to time

ARTICLE II.   DEFINITIONS

In addition to definitions set forth throughout this Plan document and in the constituent plans, the following words when appearing in this Plan have the meaning set forth below, unless the context clearly denotes otherwise:

2.01      "Benefits" means those benefits provided pursuant to constituent plans. All Benefits are provided pursuant to the terms and provisions of the constituent plans.

2.02      "Board" means the Board of Directors of Alltel Corporation.

2.03      "Company" means Alltel Corporation.

2.04      "Corporate Benefits Department" means Alltel Corporation's Corporate Benefits Department.

                2.05      "Dependent" has the meaning given to it in each constituent Plan document.

        2.06      "Effective Date" of this amendment and restatement of the Plan means January 1, 2006.

            2.07      "Eligible Employee" means any Employee who meets the requirements of Section 3.01 of this Plan and is otherwise eligible for coverage under this Plan.

2.08      "Employee" means any person employed by the Employer and to the extent necessary, a retired or terminated Employee who is entitled to Benefits under this Plan.

2.09      "Employer" means Alltel Corporation and any affiliated companies, within the meaning of Code Section 414(b), (c), or (m) of the Code, which have adopted this Plan pursuant to Article XIII.

2.10      "Leased Employee" means a person described in Section 414(n) of the Code.

2.11      "Participant" means an Employee, a Retired Employee, a Dependent, or domestic partner who meets the eligibility requirements pursuant to the constituent plans and who is enrolled for coverage under the constituent plans. Notwithstanding any provision to the contrary, while an individual is performing services in one of the following categories, he or she shall not be a Participant:

(a)
An individual who is classified by an Employer as an independent contractor, as evidenced by the Employer's failure to withhold taxes from the individual's compensation, even if the individual is in fact the Employer's common law employee; or

(b)
An individual who is working for a third party other than the Employer providing goods or services (including temporary employee services) to the Employer whom the Employer does not regard to be its common law employee, as evidenced by its failure to withhold taxes from his compensation, even if the individual is in fact the Employer's common law employee.

2.12      "Plan" means the Alltel Corporation Comprehensive Plan of Group Insurance, as it may be amended from time to time, which shall serve as the umbrella plan for all of the following constituent plans: (a) Alltel Corporation Exclusive Provider Option Plan; (b) Alltel Health Maintenance Organizations Plan; (c) Alltel Corporation Preferred Provider Organization Plan; (d) Alltel Corporation Prescription Drug Plan; (e) Alltel Corporation Dental Care Plan; (f) Alltel Corporation Supplemental Life Insurance Plan; (g) Alltel Corporation Supplemental AD&D Plan; (h) Alltel Corporation Basic Life and AD&D Insurance Plan; (i) Alltel Corporation Income Advantage Benefit Plan; (j) Alltel Corporation Dependent Care Plan; (k) Alltel Corporation Medical Reimbursement Plan; (l) Alltel Corporation Vision Care Plan; (m) Alltel Corporation Group Accident Plan; (n) Special Insurance Plan for Former Allied Telephone Profit Sharing Participants; (o) Alltel Indemnity Plan; (p) Alltel Prior Insurance Plan; and (q) Any other plans included as a constituent plan to the Comprehensive Plan of Group Insurance from time to time.

2.13      "Plan Administrator" means the Employer or such other persons or committee designated by the Board to administer the Plan pursuant to Article VII.

2.14      "Plan Year" means the twelve consecutive month period commencing January 1 and ending on December 31.

ARTICLE III.   ELIGIBILITY

3.01  Initial and Continuous Eligibility.  All Employees and Dependents who are Participants in a constituent plan of the Comprehensive Plan of Group Insurance shall be eligible to participate in this Plan. Notwithstanding the foregoing, in no event shall a Leased Employee be eligible to participate in the Plan.

ARTICLE IV.   ENROLLMENT AND PARTICIPATION

4.01  Enrollment in the Plan.  Enrollment in the Plan is automatic for all Eligible Employees and Dependents who enroll and become Participants in any of the constituent plans of the Comprehensive Group of Insurance Plan.

4.02  Coverage Effective Date.  The effective date of coverage under this Plan will be the Participant's effective date of coverage under the constituent plans of the Comprehensive Group of Insurance Plan.

4.03  Termination of Coverage.  Coverage under this Plan will terminate automatically upon the Participant's termination of coverage under the constituent plans of the Comprehensive Plan of Group of Insurance.

ARTICLE V.   BENEFITS

5.01  Benefits.  A Participant shall be entitled to the Benefits pursuant to any of the constituent plans of the Comprehensive Group of Insurance in which he or she is a Participant.

ARTICLE VI.   HIPAA PRIVACY AND SECURITY

6.01  Protected Health Information.  Members of the Employer's workforce have access to the individually identifiable health information of the Plan Participants for administrative functions of the Plan. When this health information is provided from the Plan to the Employer, it is Protected Health Information ("PHI").

The following HIPAA definition of PHI applies to this Plan document:

Protected Health Information.  Protected health information means information that is created or received by the Plan and relates to the past, present, or future physical or mental health or condition of a Participant; the provision of health care to a Participant; or the past, present, or future payment for the provision of health care to a Participant; and that identifies the Participant or for which there is a reasonable basis to believe the information can be used to identify the Participant. Protected health information includes information of persons living or deceased.

When PHI is transmitted by or maintained in electronic media, it is Electronic Protected Health Information ("ePHI").

6.02  Provision of Protected Health Information to Employer.  The Employer shall have access to PHI from the Plan only as permitted under this Plan document or as otherwise required or permitted by HIPAA, as follows:

(a)	Permitted Disclosure of Enrollment/Disenrollment Information

The Plan (or Claims Administrator of the Plan) may disclose to the Employer information on whether the individual is participating in the Plan.

(b)	Permitted Uses and Disclosure of Summary Health Information

The Plan (or Claims Administrator of the Plan) may disclose Summary Health Information to the Employer, provided the Employer requests the Summary Health Information for the purpose of (i) obtaining premium bids for insurance coverage under the Plan; or (ii) modifying amending, or terminating the Plan.

"Summary Health Information" means: information that (i) summarizes the claims history, claims expenses or type of claims experienced by individuals for whom an Employer had provided health benefits under a health plan; and (ii) from which the information described at 45 CFR Section 164.514(b)(2)(i) has been deleted, except that the geographic information described in 45 CFR Section 164.514(b)(2)(i)(B) need only be aggregated to the level of a five digit ZIP Code.

(c)	Permitted and Required Uses and Disclosure of Protected Health Information for Plan Administrative Purposes

Unless otherwise permitted by law, and subject to the conditions of disclosure described in paragraph (d), the Plan (or Claims Administrator of the Plan) may disclose PHI to the Employer, provided the Employer uses or discloses such PHI only for Plan administration purposes. "Plan administration purposes" means administration functions performed by the Employer on behalf of the Plan, such as quality assurance, claims processing, auditing, and monitoring. Plan administration functions do not include functions performed by the Employer in connection with any other benefit or benefit plan of the Employer, and they do not include any employment related functions.

Notwithstanding the provisions of this Plan to the contrary, in no event shall the Employer be permitted to use or disclose PHI in a manner that is inconsistent with 45 CFR Section 164.504(f).

(d)	Conditions for Disclosure for Plan Administration Purposes

The Employer agrees that with respect to any PHI (other than enrollment/disenrollment information and Summary Health Information, which are not subject to these restrictions) disclosed to it by the Plan (or Claims Administrator of the Plan) the Employer shall:

(1)	Not use or further disclose the PHI other than as permitted or required by law.

(2)	Ensure that any agent, including a subcontractor to whom it provides PHI received from the Plan, agrees to the same restrictions and conditions that apply to the Employer with respect to PHI.

(3)	Not use or disclose the PHI for employment related actions and decisions or in connection with any other benefit or employee benefit plan of the Employer.

(4)	Report to the Plan any use or disclosure of the information that is inconsistent with the uses or disclosures provided for or which it becomes aware.

(5)	Make available PHI to comply with HIPAA's right to access in accordance with 45 CFR Section 164.524.

(6)	Make available PHI for amendment and incorporate any amendments to PHI in accordance with 45 CFR Section 164.526.

(7)	Make available the information required to provide an accounting of disclosures in accordance with 45 CFR Section 164.528.

(8)
Make its internal practices, books, and records relating to the use and disclosure of PHI received from the Plan available to the Secretary of Health and Human Services for purposes of determining compliance by the Plan with HIPAA's privacy requirements.

(9)
If feasible, return or destroy all PHI received from the Plan that the Employer still maintains in any form and retain no copies of such information when no longer needed for the purpose for which disclosure was made, except that, if such return or destruction is not feasible, limit further uses and disclosures to those purposes that make the return or destruction of the information infeasible.

(10)	Ensure that the adequate separation between Plan and Employer (i.e., the "firewall"), required in 45 CFR Section 164.504(f)(2)(iii), is satisfied.

The Employer further agrees that if it creates, receives, maintains, or transmits any ePHI (other than enrollment/disenrollment information and Summary Health Information, which are not subject to these restrictions) on behalf of the covered entity, it will implement administrative, physical, and technical safeguards that reasonably and appropriately protect the confidentiality, integrity, and availability of the electronic protected health information, and it will ensure that any agents (including subcontractors) to whom it provides such electronic PHI agrees to implement reasonable and appropriate security measures to protect the information. The Employer will report to the Plan any security incident of which it becomes aware.

(e)	Adequate Separation Between Plan and Employer

The Employer shall allow the Employees of the Corporate Benefits Department and certain Employees of the Human Resources and Payroll Departments access to PHI. In addition, the Employer shall allow certain Employees of the IT and Central Records Departments to have incidental access to PHI. No other persons shall have access to PHI. These Employees shall only have access to and use PHI to the extent necessary to perform the plan administration functions that the Employer performs for the Plan. In the event that any of these specified Employees do not comply with the provisions of this Section that Employee shall be subject to disciplinary action by the Employer for non-compliance pursuant to the Employer's Employee discipline and termination procedures.

The Employer will also ensure that the provisions of this Section are supported by reasonable and appropriate security measures to the extent that the designees have access to ePHI.

(f)	Certification of Employer

The Plan (or Claims Administrator of the Plan) shall disclose PHI to the Employer only upon the receipt of a certification by the Employer that the Plan has been amended to incorporate the provisions of 45 CFR Section 164.504(f)(2)(ii), and that the Employer agrees to the conditions of the disclosure set forth in paragraph (d) of this Section.

(g)	Hybrid Entity Designation

The Plan is a "hybrid entity," i.e., a single legal entity with both covered and non-covered functions under HIPAA. Notwithstanding anything herein or in the Constituent Plans to the contrary, the Plan hereby designates the following Constituent Plans as the Plan's "health care components," which components must comply with the requirements of HIPAA: Alltel Corporation Exclusive Provider Option Plan; Alltel Health Maintenance Organizations Plan; Alltel Corporation Preferred Provider Organization Plan; Alltel Corporation Prescription Drug Plan; Alltel Corporation Dental Care Plan; Alltel Corporation Income Advantage Benefit Plan (to the extent it provides a medical flexible spending account); Alltel Corporation Medical Reimbursement Plan; and Alltel Corporation Vision Care Plan.

ARTICLE VII.   ADMINISTRATION OF THE PLAN

7.01  Administration.  The administration of this Plan, except with regards to any Claims for Benefits, the exclusive power to interpret this Plan, and the responsibility for carrying out this Plan's provisions shall be vested in the Plan Administrator. The Plan Administrator shall have full and complete discretion in the exercise of such administrative power and duties. The power to administer the Plan with regards to Claims for Benefits will be vested in the Claims Administrator only as designated in the constituent plans irrespective of any Plan provisions to the contrary.

Any usual and reasonable expenses incurred by the Plan Administrator in the performance of its duties may be paid by the Plan.

7.02  General Rules.  The Plan Administrator shall act solely in the interest of Participants and their Dependents.

Whenever in this Plan discretionary powers are given to the Plan Administrator, it shall be understood that the Plan Administrator shall have complete discretion and its decisions shall be final and binding upon all parties. The Plan Administrator shall exercise its discretion in a nondiscriminatory manner.

The Plan Administrator may delegate to any employee, officer or director authority to sign documents on its behalf, or to perform any act involving the exercise of discretion. The Plan Administrator may employ such legal, medical, accounting, actuarial, clerical, and other assistance as it may reasonably require in carrying out the provisions of this Plan, the charges therefore to be paid by the Plan or by the Employer.

In the event that any dispute shall arise as to any act to be performed by the Plan Administrator, the Plan Administrator may postpone the performing of such act until actual adjudication of such dispute has been made in a court of competent jurisdiction or until it has been indemnified against loss to its satisfaction.

7.03  Powers of the Plan Administrator.  The Plan Administrator's power and duties will include but not be limited to the following discretionary authority, in addition to any described elsewhere in this Plan:

(a)
To make and enforce such rules and regulations as he deems necessary or proper for the efficient administration of the Plan, including the establishment of claims procedures in accordance with the provisions of Section 503 of ERISA;

(b)	To construe and interpret the terms of the Plan, and such interpretation thereof shall be final, conclusive and binding on all persons claiming benefits under the Plan;

(c)	To determine the eligibility of any Employee to participate in the Plan, with its interpretation thereof and such decision shall be final, conclusive and binding;

(d)	To file with the appropriate government any and all reports and notifications required of the Plan;

(e)	To provide all Participants with any and all reports and notifications to which they are by law entitled;

(f)	To maintain appropriate records for the Plan and keep in convenient form the data necessary for preparing the reports for the Plan and to make those records available for inspection by the Employer;

(g)	To provide any Participant upon demand, a copy of the Plan Administrator's records with respect to his Participation and only his Participation;

(h)	To appoint such agents (including a Third Party Administrator), counsel, accountants, consultants, and actuaries as may be required to assist in administering the Plan;

(i)
To allocate and delegate his fiduciary responsibility under the Plan and to designate other persons to carry out any of his fiduciary responsibilities under the Plan, any such allocation, delegation or designation to be by written instrument and in accordance with Section 405 of ERISA.

7.04  Employer's Data Requirement.  The Employer shall furnish to the Plan Administrator such information as is required or desirable for the purpose of enabling it to carry out the provisions of this Plan. The Plan Administrator may rely upon representations made by the Employer and, if it is desirable to have any fact certified, it may rely upon a certification of such fact by any officer of the Employer.

7.05  Indemnification.  The Employer shall indemnify any Employee of the Employer involved in the administration of this Plan against all costs, expenses and liabilities, including reasonable attorney's fees incurred in connection with any action, suit or proceeding instituted against him while acting in good faith in discharging his duties with respect to this Plan. This indemnification is limited to the amount of such costs and expenses which are not otherwise covered under insurance now or hereafter provided by the Employer.

7.06  Examination of Records.  The Plan Administrator will make available to each Participant such of his records as pertain to him, for examination at reasonable times during normal business hours.

ARTICLE VIII.   SUBROGATION AND RIGHT OF REIMBURSEMENT

8.01  General Rules.

(a)
Right of Subrogation and Reimbursement.  When an Other Party is liable or legally responsible to pay expenses, compensation and/or damages in relation to an illness, a sickness, a bodily injury, a disability or death for which Benefits are also payable under the Plan, the Plan may, at its option, (i) subrogate or (ii) recover from the Participant or his legal representative any benefits paid under the Plan from any payment the Participant receives or is entitled to receive from the Other Party.

(b)
Subrogation.  If the Plan chooses to enforce its right of subrogation, the Participant or legal representative must transfer to the Plan any rights the Participant or legal representative may have to take legal action arising from the illness, sickness or bodily injury so that the Plan may recover any sums paid under the Plan on behalf of the Participant.

(c)	Extent of Right. The Plan may assert actions to enforce its rights of subrogation or reimbursement based in contract, tort, or any other cause of action to the fullest extent permitted by law.

(d)
Application of Right.  Notwithstanding any other Plan provision to the contrary, the Plan's subrogation and reimbursement rights apply to any funds recovered from the Other Party by or on behalf of a Participant, the estate of any Participant or on behalf of any incapacitated person. If the Participant is a minor, any amount recovered by the minor, the minor's trustee, guardian, parent, or other representative, shall be subject to the provisions of this Article, regardless of state law and whether the minor's representative has access or control of any recovery funds.

(e)
Recovery of Overpayments.  If, for any reason, an overpayment or an erroneous payment occurs, the Plan retains all equitable and contractual rights to recovery of the overpayment or erroneous payment. As a condition of payment, any person or institution receiving a Benefit consents and agrees to the imposition of an equitable lien and construct trust as to any overpayment or erroneous payment. Recovery of an overpayment or erroneous payment may be effected by deductions from future Benefits as they become payable.

8.02  "Other Party".  An "Other Party" is a person or entity that is liable or legally responsible to pay expenses, compensation and/or damages in relation to an illness, a sickness, a bodily injury, a disability or death incurred by a Participant and may include, but is not limited to, any of the following:

(a)	the party or parties who caused the illness, sickness or bodily injury;

(b)	the insurer or other indemnifier of the party or parties who caused the illness, sickness or bodily injury;

(c)	a guarantor of the party or parties who caused the illness, sickness or bodily injury;

(d)	the Participant's own insurer (for example, in the case of uninsured or underinsured coverage, no fault coverage or med pay);

(e)	a worker's compensation insurer (including the Participant's employer, if worker's compensation is self insured);

(f)	any government or charitable entity, program or plan, including without limitation the Social Security Administration and Social Security Disability Insurance; and,

(g)	any other person, entity, policy or plan that is liable or legally responsible in relation to the illness, sickness or bodily injury.

This definition is applicable to this Article, and such meaning shall be applicable through the Plans unless the context clearly requires otherwise.

8.03  Cooperation.  As a condition of participation in and receipt of a Benefit from the Plan, each Participant consents and agrees, and agrees to cause his or her legal representative to agree to, cooperate fully with the Plan in asserting its subrogation and recovery rights. Each Participant, as well as all legal representatives, must, upon request from the Plan, provide all information and sign and return all documents necessary for the Plan to exercise its rights under the Plan. Failure or refusal by a Participant to execute such agreements or furnish information does not preclude the Plan from exercising its right to subrogation or obtaining full reimbursement. Moreover, upon a Participant's failure or refusal to cooperate with the Plan, the Plan may cease paying benefits and reduce future benefits payable until full reimbursement is received.

8.04  Notice.  As a condition of participation in the Plan, the Participant agrees to provide notice to the Plan within a reasonable time after the Participant is involved in an incident that gives rise to the rights of subrogation or reimbursement, and prior to the date that the Participant expects to receive a payment from an Other Party. The Plan may notify the Other Party of the Plan's liens and rights to subrogation and reimbursement without notice to or the consent of the Participant.

8.05  Constructive Trust.  As a condition of participation in and receipt of a Benefit from the Plan, each Participant consents and agrees that any funds received by the Participant (or legal representative) from any source for any purpose up to the amount of Benefits paid under the Plan shall be held in trust with either the person receiving benefits (or representative) as trustee and the Plan as beneficiary, until such time as the obligation under this provision is fully satisfied. Accordingly, such Participant or legal representative shall be deemed a fiduciary of the Plan to the extent of the Plan assets so held in trust.

8.06  First Lien and Priority Right.

(a)
In General.  The Plan will have a first lien and priority right upon any recovery, whether by settlement, judgment, mediation, arbitration or other means, that the Participant or legal representative receives or is entitled to receive from an Other Party. The Plan's lien and priority right will not exceed the lesser of (i) the amount of benefits paid by the Plan for the illness, sickness or bodily injury, plus the amount of all future benefits that may become payable under the Plan that result from the illness, sickness or bodily injury (The Plan will have the right to offset or recover such future benefits from the amount received from the Other Party), or (ii) the amount recovered from the Other Party.

(b)
Reductions Not Permitted.  The Plan's first lien and priority rights will not be reduced: due to the Participant's own negligence; due to the Participant not being made whole; or, due to attorney's fees and costs incurred by the Participant, i.e., all attorney's fees, litigation or other expenses, and court costs, including the Plan's attorney fees and court costs, are the responsibility of the Participant, not the Plan. Neither the "common fund" nor "make whole" doctrines shall be applicable with regard to the Plan, and as a condition of participating in and receipt of Benefits from the Plan, the Participant agrees to assert neither of these doctrines.

8.07  Personal Liability.  If the Participant or legal representative makes any recovery from an Other Party and fails to reimburse the Plan for any Benefits that arise from the illness, sickness or bodily injury, then the Participant or legal representative will be personally liable to the Plan for the amount of the Benefits paid under the Plan, and the Plan may reduce future Benefits payable for any illness, sickness or bodily injury by the payment that the Participant or legal representative has received from the Other Party.

8.08  Characterization Irrelevant.  The Plan's rights of subrogation or reimbursement shall apply regardless of whether any such funds or payments are designated as payment for pain and suffering, medical benefits, or any other specified damages.

8.09  Payment of Attorney Fees.  If it becomes necessary for the Plan to enforce this provision by initiating any action against any person, including the Participant's legal representative, and if the Plan successfully recovers, then the Participant agrees, as a condition of participation in the Plan, to pay the Plan's attorney's fees and costs associated with the action.

ARTICLE IX.   AMENDMENTS AND ACTION BY THE EMPLOYER

9.01  Amendments.  The Board reserves the right to amend this Plan in whole or in part at any time and for any reason. The Board has granted amendment authority to the Vice President of HR, Benefits and the Sr. Vice President of Compensation and Benefits, either of whom may approve and adopt any amendment to the Plan.

9.02  Action by Employer.  Any action by the Employer under this Plan may be by action of the Board or by any person or persons duly authorized by action of the Board to take such action.

ARTICLE X.   PLAN TERMINATION

10.01  Right to Terminate.  In accordance with the procedures set forth in this Article, the Board may terminate this Plan at any time.

10.02  Plan Termination.  Upon the termination of this Plan, the rights of Participants are limited to expenses incurred before termination.

ARTICLE XI.   ADOPTION OF THE PLAN BY AN EMPLOYER OTHER THAN THE COMPANY

11.01  Applicability of Article.  This Article X shall apply only where an Employer, other than the Company, adopts this Plan; provided, however, and notwithstanding the foregoing, only Employers affiliated with the Company for purposes of Section 414(b), (c), or (m) of the Code may adopt this Plan.

11.02  Adoption Procedure.  An Employer shall automatically be deemed to have adopted this Plan. The adoption shall be immediately effective upon an Employer becoming affiliated with the Company for purposes of Section 414(b), (c), or (m) of the Code. If the Employer does not desire to adopt this Plan, the Employer must file with the Plan Administrator a formal notice by an officer of the Employer declining the adoption of this Plan. Upon adoption of this Plan, an adopting Employer shall have all the duties and responsibilities of the Company under this Plan, except as the Company has otherwise designated pursuant to written agreement for delegation of its duties and responsibilities.

11.03  Transfer of Employment.  A transfer of employment between the Company and an adopting Employer shall not constitute a separation from service or cessation of eligibility, provided there is no intervening employment elsewhere and provided the Employee still meets the eligibility requirements of this Plan. Transfer of employment shall not give rise to an election revocation or change to an election made prior to the transfer.

11.04  Term of Service.  For purposes of determining eligibility under this Plan, an Employee's employment with the Company or any adopting Employer shall be taken into account.

11.05  Responsibility Reserved to the Company.  Although adopting Employers as well as the Company are considered to act in the role of the Company in certain respects with respect to this Plan, the following responsibilities are expressly and exclusively reserved to the Company and not to any adopting Employer:

(a)	to determine the design of this Plan, including eligibility provisions and the right to amend or terminate this Plan;

(b)	to establish and maintain the qualification of this Plan under applicable law;

(c)	to appoint the Plan Administrator and the Claims Administrator;

(d)	to remove or replace the Plan Administrator and the Claims Administrator;

(e)	to exercise all authority exercisable by the Company hereunder and to make all decisions reserved to the Company;

(f)	to receive written acknowledgments of Plan amendments and delegation of duties;

(g)	to exercise all administrative functions and powers hereunder; and

(h)	to receive any statements, accounts and reports from the Plan Administrator.

ARTICLE XII.   MISCELLANEOUS

12.01  Non-guarantee of Employment.  This Plan shall not be deemed to constitute a contract between the Employer and any Participant or to be a consideration or an inducement for the employment of any Participant or Employee. Nothing contained in this Plan shall be deemed to give any Participant or Employee the right to be retained in the service of the Employer or to interfere with the right of the Employer to discharge any Participant or Employee at any time regardless of the effect which such discharge shall have upon him as a Participant of this Plan.

12.02   Filing of Information.  Each Eligible Employee, covered Dependent or other interested person shall file with the Employer such pertinent information concerning participation in the Plan as the Employer or Plan Administrator may specify, including proof or continued proof of dependency or eligibility, and in such manner and form as the Employer may specify or provide; and such person shall not have rights to be entitled to any Benefits or further Benefits hereunder unless such information is filed by the Participant or on the Participant's behalf.

12.03  Misstatements.  In the event of any misstatement of any fact(s) affecting coverage under the Plan, the real facts shall be used to determine the proper coverage. Coverage means eligibility as well as the amount of any Benefit thereunder.

12.04  Notices.  Any notice, application, instruction, designation or other form of communication required to be given or submitted by any Participant shall be in such form as is prescribed from time to time by the Plan Administrator. Any notice, statement, report or other communication from the Employer, Plan Administrator to any Participant, other Employee or beneficiary required or permitted by the Plan shall be deemed to have been duly delivered when given to such person or mailed by first class mail to such person at the Participant's address last appearing on the records of the Plan Administrator or the Employer. Each person entitled to receive a payment under the Plan shall file in accordance herewith the Participant's complete mailing address and each change therein. If the Plan Administrator shall be in doubt as to whether payments are being received by the person entitled thereto, the Plan Administrator may, by registered mail addressed to such person's address last known to the Plan Administrator, notify such person that all future payments will be withheld until such person submits to the Plan Administrator the proper mailing address and such other information as the Plan Administrator may reasonably request.

12.05  Waiver of Estoppel.  No term, condition or provision of the Plan shall be deemed to have been waived, and there shall be no estoppel against the enforcement of any provision of this Plan, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived.

12.06  Worker's Compensation Not Affected.  This Plan is not instead of, and does not affect, any requirement for coverage by workers' compensation insurance.

12.07  Agent for Service of Legal Process.  The agent for the service of legal process under the Plan is the Plan Administrator.

12.08  Gender.  Except where otherwise indicated by the context, any masculine terminology used herein shall also include the feminine and vice versa, and the definition of any term herein in the singular shall also include the plural, and vice versa.

12.09  Governing Law.  This Plan shall be construed and enforced according to the laws of the State of Arkansas, other than its laws respecting choice of law, to the extent not preempted by any federal law.

12.10  Reliance on Participant, Tables, Etc.  The Plan Administrator may rely upon the direction, information, or election of a Participant as being proper under the Plan and shall not be responsible for any act or failure to act because of a direction or lack of direction by a Participant. The Plan Administrator will also be entitled, to the extent permitted by law, to rely conclusively on all tables, valuations, certificates, opinions and reports that are furnished by accountants, attorneys, or other experts employed or engaged by the Plan Administrator.

12.11  Effect of Mistake.  In the event of a mistake as to the eligibility or participation of an Employee, the Plan Administrator shall, to the extent it deems administratively possible and otherwise permissible under the Code or the regulations issued thereunder, make adjustments that will in its judgment correct the mistake and accord to such Participant or other person what he or she is properly entitled under the Plan.

12.12  Headings.  The headings of the various Articles and Sections are inserted for convenience of reference and are not to be regarded as part of this Plan or as indicating, or controlling the meaning or construction of any provision.

12.13  Severability.  Should any part of this Plan subsequently be invalidated by a court of competent jurisdiction, the remainder of the Plan shall be given effect to the maximum extent possible.

IN WITNESS WHEREOF, the Employer has caused this Plan to be entered into effective as of January 1, 2006.

ALLTEL CORPORATION By: /s/ Scott T. Ford Title: President and Chief Executive Officer